Exhibit 99.1

Retail Value Inc. Quarterly Financial Supplement For the period ended March 31, 2021 rvi

R

Retail Value Inc.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-7

Company Summary
Portfolio Summary	8
Top 30 Tenants	9
Lease Expirations	10

Investments
Dispositions	11

Debt Summary
Capital Structure	12

Shopping Center Summary
Property List	13

Reporting Policies and Other
Notable Accounting and Supplemental Policies	14-15
Non-GAAP Measures	16-17

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the Company’s actual property NOI for 2021, which could differ materially from the NOI projections included in the press release; the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; our ability to sell assets on commercially reasonable terms; our ability to complete the sale of the remaining nine assets in Puerto Rico pursuant to the agreement entered into in June 2021 and dispositions of other assets under contract; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions and natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions and natural disasters; local conditions such as an increase in the supply of, or a reduction in demand for, retail real estate in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing arrangements and  our ability to satisfy conditions to the completion or extension of these arrangements; changes with respect to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent report on Forms 10-K and 10-Q.  The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.	For additional information:

3300 Enterprise Parkway	Christa Vesy, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

Retail Value Inc. Reports Second Quarter 2021 Operating Results

BEACHWOOD, OHIO, August 3, 2021 – Retail Value Inc. (NYSE: RVI) today announced operating results for the quarter ended June 30, 2021.

Results for the Quarter and Recent Activity

•

Second quarter 2021 net loss attributable to common shareholders was $69.6 million, or $3.30 per diluted share, as compared to net loss of $1.9 million, or $0.10 per share, in the year-ago period. The period-over-period increase in net loss is primarily attributable to impairment charges and asset sales recorded in 2021 partially offset by lower interest expense and the impact of the COVID-19 pandemic.

•

Second quarter 2021 operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $20.2 million, or $0.96 per diluted share, compared to $12.2 million, or $0.61 per diluted share, in the year-ago period. The period-over-period increase in OFFO is primarily attributable to the COVID‑19 pandemic and lower interest expense offset by the impact of asset sales. Second quarter results included $2.3 million of net revenue related to prior year primarily from cash basis tenants.

•

The Continental U.S. leased rate was 89.6% at June 30, 2021 as compared to 86.7% at March 31, 2021. The increase in the leased rate primarily related to the sale of three shopping centers with lower leased rates and new leasing activity.

•	The Puerto Rico leased rate was 92.2% at June 30, 2021 as compared to 88.3% at March 31, 2021 primarily due to the sale of two shopping centers with lower leased rates.
•

Sold three Continental U.S. assets and two Puerto Rico assets for an aggregate sales price of $59.2 million. Net proceeds from the sales along with unrestricted cash on hand aggregating $68.5 million were used to repay a portion of the mortgage loan.

•	Funded additional voluntary prepayment of $20.0 million on the mortgage loan in June 2021. The balance of the mortgage loan was $214.5 million at June 30, 2021.
•

In June 2021, entered into an agreement to sell the remaining nine assets in Puerto Rico for an aggregate sales price of $550 million. In July 2021, the general due diligence period expired, and the purchaser posted a deposit of $15 million with the escrow agent. Closing of the transaction is expected to occur by the end of the third quarter of 2021 subject to satisfaction of various closing conditions.

Key Quarterly Operating Results

The following metrics are as of June 30, 2021:

	Continental U.S.	Puerto Rico
Shopping Center Count	8	9
Gross Leasable Area (thousands)	3,779	3,537
Base Rent PSF	$13.41	$19.40
Leased Rate	89.6%	92.2%
Commenced Rate	87.7%	91.7%
NOI-Quarter (millions)	$11.8	$14.9

Impact of the COVID-19 Pandemic

The impact to the portfolio as of July 23, 2021 is as follows:

	Continental U.S.	Puerto Rico
% of Tenants open and operating (average base rent)	100%	100%
% of Second quarter 2020 rent paid	94%	81%
% of Third quarter 2020 rent paid	98%	93%
% of Fourth quarter 2020 rent paid	97%	93%
% of First quarter 2021 rent paid	99%	97%
% of Second quarter 2021 rent paid	99%	97%
•

The Company calculates the aggregate percentage of rents paid for assets owned as of June 30, 2021, by comparing the amount of tenant payments received as of the date presented to the amount billed to tenants during the period, which billed amount includes abated rents, rents subject to deferral arrangements and rents owing from bankrupt tenants that were in possession of the space and billed. For the purposes of reporting the percentage of aggregate base rents collected for a given period, when rents subject to deferral arrangements are later paid, those payments are allocated to the period in which the rent was originally owed.

•

As of July 23, 2021, agreed upon rent deferral arrangements and abatements that remain unpaid represented approximately 8% of second quarter 2020 rents (primarily abatements), 2% of third quarter 2020 rents and 2% of fourth quarter 2020 rents. There are no outstanding rent deferral arrangements with respect to 2021 rents.

•	At June 30, 2021, the balance sheet reflects $1.0 million of deferred rents for tenants with payment plans that are not accounted for on the cash basis.
•	During the second quarter of 2021, the Company’s rental revenue and net operating income (“NOI”) benefited from $2.3 million of payments related to 2020 rental income received from cash-basis tenants.

Property Net Operating Income Projection

The Company has updated its projection of 2021 NOI. The Company projects, based on the assumptions below, 2021 property level NOI to be as follows:

Portfolio	NOI Projection
Continental U.S.	$38 – $41 million
Puerto Rico (9 assets under contract)	$50 – $53 million

These Projections:

•	Exclude all properties sold to date and assume all properties owned by the Company on August 3, 2021 are held through year end;
•	Reflect payment of property management fees;
•	Assume tenant collections at 100% for the second half of 2021 (as compared to the actual first and second quarter 2021 rent collection rates reflected above) and
•	Assume no reserve reversals related to 2020 rents for the second half of 2021.

Because these projections are based on assumptions that are subject to change, including, without limitation, the Company’s actual tenant collections and potential future sales of properties, they should not be viewed as guidance.

About RVI

RVI is an independent publicly traded company trading under the ticker symbol “RVI” on the New York Stock Exchange. RVI holds assets in the continental U.S. and Puerto Rico and is managed by one or more subsidiaries of SITE Centers Corp. RVI focuses on realizing value in its business through operations and sales of its assets. Additional information about RVI is available at www.retailvalueinc.com.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)) adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO by excluding certain non-operating charges and income. Operating FFO is useful to investors as the Company removes non-comparable charges and income to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release herein. Reconciliation of 2021 projected NOI to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the Company’s actual property NOI for 2021, which could differ materially from the NOI projections included in this press release; the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; our ability to sell assets on commercially reasonable terms; our ability to complete the sale of the remaining nine assets in Puerto Rico pursuant to the agreement entered into in June 2021 and dispositions of other assets under contract; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions and natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions and natural disasters; local conditions such as an increase in the supply of, or a reduction in demand for, retail real estate in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing arrangements and our ability to satisfy conditions to the completion or extension of these arrangements; changes with respect to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent report on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.

Income Statement

	in thousands, except per share
		2Q21	2Q20	6M21	6M20

	Revenues:
	Rental income (1)	$41,857	$39,299	$83,279	$89,629
	Other property revenues	54	(7)	91	32
		41,911	39,292	83,370	89,661
	Expenses:
	Operating and maintenance (2)	11,433	12,193	23,304	25,807
	Real estate taxes	3,757	5,483	8,023	11,202
		15,190	17,676	31,327	37,009

	Net operating income (3)	26,721	21,616	52,043	52,652

	Other income (expense):
	Asset management fees	(1,770)	(2,324)	(3,541)	(4,648)
	Interest expense, net	(3,437)	(5,660)	(7,428)	(12,952)
	Depreciation and amortization	(11,204)	(14,211)	(24,562)	(30,681)
	General and administrative	(1,258)	(924)	(2,123)	(2,001)
	Impairment charges	(79,050)	(10,910)	(81,060)	(26,820)
	Debt extinguishment costs, net	(1,112)	(12)	(1,242)	(3,977)
	Other income, net	197	0	197	334
	Gain on disposition of real estate, net (4)	1,420	10,958	1,541	13,632
	Loss before other items	(69,493)	(1,467)	(66,175)	(14,461)

	Tax expense	(88)	(519)	(197)	(592)
	Net loss	($69,581)	($1,986)	($66,372)	($15,053)

	Weighted average shares – Basic & Diluted – EPS	21,094	19,816	21,006	19,782

	Loss per common share – Basic & Diluted	($3.30)	$(0.10)	($3.16)	($0.76)

(1)	Revenue items:
	Minimum rents	23,161	30,348	48,057	61,738
	Ground lease minimum rents	2,400	3,112	5,043	6,318
	Percentage and overage rent	639	38	2,095	1,055
	Recoveries	9,574	11,819	19,869	24,716
	Uncollectible revenue	2,840	(6,820)	3,078	(7,678)
	Ancillary and other rental income	1,455	783	3,264	2,961
	Lease termination fees	1,788	19	1,873	519

(2)	Operating expenses:
	Property management fees	(2,264)	(2,566)	(4,528)	(5,118)

(3)	NOI from assets sold through June 30, 2021	172	3,705	2,044	10,445

(4)	SITE Centers disposition fees	(592)	(210)	(592)	(1,766)

Retail Value Inc.

Other Financial Information

in thousands, except per share
	2Q21	2Q20	6M21	6M20

Net loss attributable to Common Shareholders	($69,581)	($1,986)	($66,372)	($15,053)
Depreciation and amortization of real estate	11,187	14,193	24,528	30,646
Impairment of real estate	79,050	10,910	81,060	26,820
Gain on disposition of real estate, net	(1,420)	(10,958)	(1,541)	(13,632)
FFO attributable to Common Shareholders	$19,236	$12,159	$37,675	$28,781

Debt extinguishment, transaction, other, net	915	12	1,045	3,644
Total non-operating items, net	915	12	1,045	3,644
Operating FFO attributable to Common Shareholders	$20,151	$12,171	$38,720	$32,425

Weighted average shares and units – Basic & Diluted – FFO & OFFO	21,094	19,816	21,006	19,782

FFO per share – Basic & Diluted	$0.91	$0.61	$1.79	$1.45
Operating FFO per share – Basic & Diluted	$0.96	$0.61	$1.84	$1.64
Common stock dividends declared, per share	N/A	N/A	N/A	N/A

Certain non-cash items:
Straight-line rent	(258)	590	(822)	(517)
Straight-line fixed CAM	75	99	146	200
Loan cost amortization	(712)	(914)	(1,494)	(1,933)
Non-real estate depreciation expense	(17)	(18)	(34)	(35)

Capital expenditures:
Maintenance capital expenditures	899	645	1,227	663
Tenant allowances and landlord work	665	1,020	1,273	1,611
Leasing commissions - SITE Centers	617	473	1,395	1,704
Leasing commissions - external	54	68	187	155
Hurricane restorations	486	4,538	2,334	8,012

Retail Value Inc.

Other Financial Information

	in thousands, except per share
		Continental U.S.
		2Q21	2Q20	6M21	6M20
	Revenues:
	Minimum rents	10,215	15,089	21,782	32,100
	Ground lease minimum rents	797	1,099	1,636	2,304
	Percentage and overage rent	236	6	253	103
	Recoveries	3,918	5,932	8,379	12,579
	Uncollectible revenue	2,152	(3,199)	3,144	(4,050)
	Ancillary and other rental income	91	150	282	472
	Lease termination fees	1	0	86	500
	Other property revenues	52	(26)	69	(2)
		17,462	19,051	35,631	44,006
	Expenses:
	Operating and maintenance	2,179	2,755	4,563	6,544
	Property management fees	701	1,099	1,401	2,198
	Real estate taxes	2,767	4,299	5,901	8,787
		5,647	8,153	11,865	17,529

	Net operating income (1)	11,815	10,898	23,766	26,477

	Other income (expense):
	Asset management fees	(846)	(1,318)	(1,694)	(2,637)
	Interest expense, net	(2,707)	(4,513)	(5,858)	(10,689)
	Depreciation and amortization	(4,700)	(6,961)	(11,688)	(16,191)
	General and administrative (not allocated to segment)	N/A	N/A	N/A	N/A
	Impairment charges	0	(10,910)	0	(26,820)
	Debt extinguishment costs, net	(1,076)	(12)	(1,149)	(3,977)
	Other expense, net	0	0	0	0
	Gain on disposition of real estate, net	1,696	10,958	1,845	13,632
	Tax expense	(77)	(52)	(143)	(125)
	Net loss	4,105	(1,910)	5,079	(20,330)

(1)	NOI from assets sold through June 30, 2021	43	2,804	1,589	8,576

		Puerto Rico
		2Q21	2Q20	6M21	6M20
	Revenues:
	Minimum rents	12,946	15,259	26,275	29,638
	Ground lease minimum rents	1,603	2,013	3,407	4,014
	Percentage and overage rent	403	32	1,842	952
	Recoveries	5,656	5,887	11,490	12,137
	Uncollectible revenue	688	(3,621)	(66)	(3,628)
	Ancillary and other rental income	1,364	633	2,982	2,489
	Lease termination fees	1,787	19	1,787	19
	Other property revenues	2	19	22	34
		24,449	20,241	47,739	45,655
	Expenses:
	Operating and maintenance	6,990	6,872	14,213	14,145
	Property management fees	1,563	1,467	3,127	2,920
	Real estate taxes	990	1,184	2,122	2,415
		9,543	9,523	19,462	19,480

	Net operating income (1)	14,906	10,718	28,277	26,175

	Other income (expense):
	Asset management fees	(924)	(1,006)	(1,847)	(2,011)
	Interest expense, net	(730)	(1,147)	(1,570)	(2,263)
	Depreciation and amortization	(6,504)	(7,250)	(12,874)	(14,490)
	General and administrative (not allocated to segment)	N/A	N/A	N/A	N/A
	Impairment charges	(79,050)	0	(81,060)	0
	Debt extinguishment costs, net	(36)	0	(93)	0
	Other expense, net	197	0	197	334
	Gain on disposition of real estate, net	(276)	0	(304)	0
	Tax expense	(11)	(467)	(54)	(467)
	Net loss	(72,428)	848	(69,328)	7,278

(1)	NOI from assets sold through June 30, 2021	129	901	455	1,869

Retail Value Inc.

Balance Sheet

	$ in thousands
		At Period End
		2Q21	4Q20

	Assets:
	Land	$337,869	$397,699
	Buildings	918,294	1,031,886
	Fixtures and tenant improvements	114,580	134,335
		1,370,743	1,563,920
	Depreciation	(554,434)	(593,691)
		816,309	970,229
	Construction in progress	2,489	1,515
	Real estate, net	818,798	971,744

	Cash	67,185	56,849
	Restricted cash (1)	59,048	115,939
	Receivables and straight-line (2)	17,501	25,302
	Intangible assets, net (3)	7,078	9,452
	Other assets, net (4)	10,882	16,590
	Total Assets	980,492	1,195,876

	Liabilities and Equity:
	Secured debt (5)	207,243	344,485

	Dividends payable	0	23,002
	Other liabilities (6)	30,420	38,603
	Total Liabilities	237,663	406,090

	Redeemable preferred equity	190,000	190,000

	Common shares	2,110	1,983
	Paid-in capital	740,548	721,234
	Distributions in excess of net income	(189,800)	(123,428)
	Common shares in treasury at cost	(29)	(3)
	Total Equity	552,829	599,786

	Total Liabilities and Equity	$980,492	$1,195,876

(1)	Asset sale proceeds	0	51,168
	Hurricane related escrows	37,169	38,469
	Other lender required escrows	21,879	26,302

(2)	SL rents (including fixed CAM), net	11,337	13,683

(3)	Operating lease right of use asset	1,402	1,509

(4)	Note receivable	3,000	3,000

(5)	Unamortized loan costs	(7,302)	(9,718)

(6)	Operating lease liabilities	2,476	2,602
	Below-market leases, net	11,828	13,829

Retail Value Inc.

Portfolio Summary

GLA in thousands
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Shopping Center Count
Operating Centers	17	22	22	23	25
Continental U.S.	8	11	11	11	13
Puerto Rico	9	11	11	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease	7,316	8,451	8,451	8,905	9,823
Continental U.S.	3,779	4,533	4,533	4,539	5,457
Puerto Rico	3,537	3,918	3,918	4,366	4,366
Unowned	1,131	1,131	1,131	1,125	1,305

Quarterly Operational Overview

Continental U.S.
Base Rent PSF	$13.41	$13.17	$13.35	$13.31	$13.60
Leased Rate	89.6%	86.7%	88.9%	90.7%	89.3%
Leased Rate < 10K SF	69.8%	67.2%	68.8%	70.4%	75.8%
Leased Rate > 10K SF	94.1%	90.9%	93.2%	95.1%	92.3%

Puerto Rico
Base Rent PSF	$19.40	$19.60	$19.95	$19.72	$19.80
Leased Rate	92.2%	88.3%	89.2%	87.6%	87.2%
Leased Rate < 10K SF	77.0%	76.1%	79.2%	79.5%	79.3%
Leased Rate > 10K SF	99.5%	94.0%	94.0%	91.4%	91.0%

Operational Statistics
% of Aggregate Property NOI - Continental U.S.	44.2%	47.2%	47.5%	53.1%	50.4%
% of Aggregate Property NOI Puerto Rico	55.8%	52.8%	52.5%	46.9%	49.6%

Puerto Rico

Revenues:
Minimum rents	14,853	15,453	16,283	16,949	16,552
Straight-line rent	(304)	(320)	(215)	(336)	720
Percentage rent	403	1,439	796	277	32
Recoveries	5,656	5,834	6,491	5,993	5,887
Uncollectible revenue	688	(754)	(2,387)	(3,912)	(3,621)
Ancillary income	1,364	1,617	1,846	1,627	633
Lease termination fees	1,787	0	0	0	19
Other property revenues	2	20	(15)	19	19
	24,449	23,289	22,799	20,617	20,241
Expenses:
Operating and maintenance	8,553	8,787	9,613	8,726	8,339
Real estate taxes	990	1,132	1,153	1,227	1,184
	9,543	9,919	10,766	9,953	9,523

Net operating income	14,906	13,370	12,033	10,664	10,718

Retail Value Inc.

Top 30 Tenants

$ and GLA in thousands
							Credit Ratings
	Tenant	Number of Units	Base Rent	% of Total	Owned GLA	% of Total	(S&P/Moody's/Fitch)
1	Walmart (1)	7	$6,013	6.0%	938	12.8%	AA/Aa2/AA
2	PetSmart	9	3,194	3.2%	167	2.3%	B/B2/NR
3	TJX Companies (2)	6	2,603	2.6%	189	2.6%	A/A2/NR
4	Best Buy	4	2,521	2.5%	168	2.3%	BBB+/A3/NR
5	Kohl's	3	2,294	2.3%	284	3.9%	BBB-/Baa2/BBB-
6	Foot Locker	12	2,271	2.3%	52	0.7%	BB+/Ba1/NR
7	AMC Theatres	1	2,203	2.2%	92	1.3%	CCC+/Caa3/NR
8	Claro	16	2,076	2.1%	26	0.4%	NR
9	Rainbow Apparel	15	2,045	2.0%	94	1.3%	NR
10	Cinemark	2	2,035	2.0%	136	1.9%	B/NR/B+
11	Gap (3)	7	2,012	2.0%	102	1.4%	BB-/Ba2/NR
12	Burlington	4	1,995	2.0%	224	3.1%	BB+/NR/NR
13	Caribbean Cinemas	5	1,859	1.8%	211	2.9%	NR
14	Bed Bath & Beyond	5	1,722	1.7%	226	3.1%	B+/Ba3/NR
15	Michaels	5	1,684	1.7%	116	1.6%	B/NR/NR
16	Sears (4)	3	1,520	1.5%	281	3.8%	NR
17	Yum! Brands	13	1,510	1.5%	28	0.4%	BB/Ba2/NR
18	T-Mobile (5)	11	1,397	1.4%	20	0.3%	BB/NR/BB+
19	BJ's Wholesale Club	1	1,362	1.4%	115	1.6%	BB/NR/NR
20	Office Depot	3	1,336	1.3%	61	0.8%	NR
21	Home Depot	1	1,283	1.3%	114	1.6%	A/A2/A
22	Me Salve	7	1,198	1.2%	59	0.8%	NR
23	Dick's Sporting Goods	2	1,191	1.2%	90	1.2%	NR
24	Dave & Buster's	1	1,182	1.2%	40	0.5%	NR
25	AT&T	12	1,181	1.2%	21	0.3%	BBB/Baa2/BBB+
26	Ulta	4	1,123	1.1%	45	0.6%	NR
27	Chili's	6	994	1.0%	34	0.5%	BB-/B1/NR
28	Sally Beauty	14	980	1.0%	27	0.4%	BB-/NR/NR
29	Burger King	7	940	0.9%	20	0.3%	BB/NR/NR
30	Journeys	7	922	0.9%	15	0.2%	NR
	Top 30 Total	193	$54,646	54.3%	3,995	54.6%
	Total Portfolio		$100,723	100.0%	7,316	100.0%

(1) Walmart (6) / Sam's Club (1)				(4) Sears (1) / Kmart (2)
(2) T.J. Maxx (3) / Marshalls (2) / HomeGoods (1)				(5) T-Mobile (10) / Boost Mobile (1)
(3) Gap (1) / Old Navy (6)

Retail Value Inc.

Lease Expirations

$ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	1	34	0.8%	$938	$27.59	1.9%	52	85	7.1%	$4,089	$48.11	10.1%	53	119	2.1%	$5,027	$42.24	5.5%
2021	1	30	0.7%	465	$15.50	0.9%	40	84	7.0%	2,724	$32.43	6.7%	41	114	2.0%	3,189	$27.97	3.5%
2022	16	542	12.2%	5,802	$10.70	11.5%	80	175	14.6%	6,502	$37.15	16.0%	96	717	12.7%	12,304	$17.16	13.5%
2023	16	683	15.3%	7,371	$10.79	14.6%	80	222	18.5%	7,151	$32.21	17.6%	96	905	16.0%	14,522	$16.05	16.0%
2024	22	987	22.2%	10,506	$10.64	20.8%	84	223	18.6%	7,433	$33.33	18.3%	106	1,210	21.4%	17,939	$14.83	19.7%
2025	27	766	17.2%	8,841	$11.54	17.5%	57	199	16.6%	6,404	$32.18	15.8%	84	965	17.1%	15,245	$15.80	16.8%
2026	15	576	12.9%	5,776	$10.03	11.5%	36	106	8.9%	3,355	$31.65	8.3%	51	682	12.1%	9,131	$13.39	10.0%
2027	6	111	2.5%	1,398	$12.59	2.8%	9	24	2.0%	1,023	$42.63	2.5%	15	135	2.4%	2,421	$17.93	2.7%
2028	4	175	3.9%	1,941	$11.09	3.8%	3	5	0.4%	142	$28.40	0.4%	7	180	3.2%	2,083	$11.57	2.3%
2029	2	165	3.7%	2,762	$16.74	5.5%	6	25	2.1%	549	$21.96	1.4%	8	190	3.4%	3,311	$17.43	3.6%
2030	1	39	0.9%	434	$11.13	0.9%	5	15	1.3%	373	$24.87	0.9%	6	54	1.0%	807	$14.94	0.9%
Thereafter	6	346	7.8%	4,193	$12.12	8.3%	8	34	2.8%	823	$24.21	2.0%	14	380	6.7%	5,016	$13.20	5.5%
Total	117	4,454	100.0%	$50,427	$11.32	100.0%	460	1,197	100.0%	$40,568	$33.89	100.0%	577	5,651	100.0%	$90,995	$16.10	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	$0	$0.00	0.0%	51	84	7.0%	$4,059	$48.32	10.0%	51	84	1.5%	$4,059	$48.32	4.5%
2021	0	0	0.0%	0	$0.00	0.0%	37	76	6.3%	2,498	$32.87	6.2%	37	76	1.3%	2,498	$32.87	2.7%
2022	7	136	3.1%	1,349	$9.92	2.7%	74	159	13.3%	5,715	$35.94	14.1%	81	295	5.2%	7,064	$23.95	7.8%
2023	3	81	1.8%	1,382	$17.06	2.7%	66	154	12.9%	5,456	$35.43	13.4%	69	235	4.2%	6,838	$29.10	7.5%
2024	2	63	1.4%	900	$14.29	1.8%	64	147	12.3%	5,390	$36.67	13.3%	66	210	3.7%	6,290	$29.95	6.9%
2025	5	77	1.7%	1,323	$17.18	2.6%	42	140	11.7%	4,698	$33.56	11.6%	47	217	3.8%	6,021	$27.75	6.6%
2026	2	40	0.9%	419	$10.48	0.8%	31	79	6.6%	2,742	$34.71	6.8%	33	119	2.1%	3,161	$26.56	3.5%
2027	1	25	0.6%	213	$8.52	0.4%	11	25	2.1%	1,337	$53.48	3.3%	12	50	0.9%	1,550	$31.00	1.7%
2028	2	38	0.9%	758	$19.95	1.5%	9	40	3.3%	1,123	$28.08	2.8%	11	78	1.4%	1,881	$24.12	2.1%
2029	0	0	0.0%	0	$0.00	0.0%	8	18	1.5%	666	$37.00	1.6%	8	18	0.3%	666	$37.00	0.7%
2030	8	170	3.8%	1,476	$8.68	2.9%	10	30	2.5%	1,148	$38.27	2.8%	18	200	3.5%	2,624	$13.12	2.9%
Thereafter	87	3,824	85.9%	42,607	$11.14	84.5%	57	245	20.5%	5,736	$23.41	14.1%	144	4,069	72.0%	48,343	$11.88	53.1%
Total	117	4,454	100.0%	$50,427	$11.32	100.0%	460	1,197	100.0%	$40,568	$33.89	100.0%	577	5,651	100.0%	$90,995	$16.10	100.0%

Note: Excludes ground leases

Retail Value Inc.

Dispositions

$ and GLA in thousands
			Owned		Allocated Loan
	Property Name	City, State	GLA	Price	Amount (1)

04/17/18	Silver Spring Square (pre spin)	Mechanicsburg, PA	343	$80,810	$65,730
06/27/18	The Walk at Highwoods Preserve (pre spin)	Tampa, FL	138	25,025	18,250
07/06/18	Tequesta Shoppes	Tequesta, FL	110	14,333	11,400
07/10/18	Lake Walden Square	Plant City, FL	245	29,000	25,170
08/01/18	East Lloyd Commons	Evansville, IN	160	23,000	16,780
08/13/18	Grandville Marketplace	Grandville, MI	224	16,700	16,500
08/29/18	Brandon Boulevard Shoppes	Valrico, FL	86	14,650	11,120
09/14/18	Gresham Station	Gresham, OR	342	64,500	54,140
10/18/18	Palm Valley Pavilions	Goodyear, AZ	233	44,800	42,170
11/13/18	I-Drive Value Center	Orlando, FL	186	26,157	23,290
11/20/18	Douglasville Pavilion	Douglasville, GA	266	35,120	28,120
12/14/18	Kyle Crossing	Kyle, TX	121	27,600	22,690
		Total 2018	2,454	$401,695	$335,360

02/08/19	Millenia Plaza	Orlando, FL	412	$56,400	$47,130
02/27/19	Homestead Pavilion (TD Bank)	Homestead, FL	4	4,091	2,490
03/01/19	West Allis Center (Chick-Fil-A)	Milwaukee, WI	5	2,211	1,680
03/04/19	Lowe's Home Improvement	Hendersonville, TN	129	16,058	10,700
03/26/19	Midway Marketplace	St. Paul, MN	324	31,210	20,400
04/05/19	Mariner Square	Spring Hill, FL	194	17,000	11,300
05/23/19	Shoppers World of Brookfield	Brookfield, WI	203	19,450	15,200
05/31/19	Homestead Pavilion	Homestead, FL	295	62,250	42,100
06/13/19	Beaver Creek Crossings	Apex, NC	321	52,750	34,300
08/07/19	Harbison Court	Columbia, SC	242	36,500	19,800
08/09/19	West Allis Center	West Allis, WI	259	18,100	11,000
12/19/19	Marketplace at Towne Centre	Mesquite, TX	180	19,150	16,500
		Total 2019	2,568	$335,170	$232,600

01/15/20	Newnan Crossing S.C. Parcel (excluding Lowe's)	Newnan, GA	92	$11,600	$5,660
02/19/20	Hamilton Commons	Mays Landing, NJ	403	60,000	50,800
02/26/20	Tucson Spectrum	Tucson, AZ	717	84,000	69,300
06/30/20	Big Oaks Crossing	Tupelo, MS	348	21,000	14,500
07/27/20	Newnan Crossing -Lowe's Parcel	Newnan, GA	130	15,550	7,140
09/24/20	Riverdale Village	Coon Rapids, MN	788	70,000	66,400
12/21/20	Peach Street Marketplace -LongHorn Steakhouse	Erie, PA	5	2,075	700
12/22/20	Plaza Palma Real	Humacao, PR	448	50,000	0
		Total 2020	2,931	$314,225	$214,500

04/09/21	Marketplace of Brown Deer	Brown Deer, WI	405	$10,250	$22,500
04/13/21	Noble Town Center	Jenkintown, PA	168	14,000	19,200
04/14/21	Plaza Vega Baja	Vega Baja, PR	185	4,500	0
04/21/21	Uptown Solon	Solon, OH	182	10,100	14,700
06/03/21	Señorial Plaza	Rio Piedras, PR	202	20,350	0
		Total 2021 YTD (2)	1,142	$59,200	$56,400

(1) Represents portion of CMBS loan balance allocated to specific asset. Not equivalent to amount of debt repaid when specific asset was sold.

(2) The Company has entered into a purchase and sale agreement to sell the Company’s remaining assets located in Puerto Rico for $550 million in cash, subject to adjustment for certain closing pro-rations, allocations and adjustments. A non-refundable deposit of $15 million is on deposit with an escrow agent.  Closing of the transaction is expected to occur by the end of the third quarter of 2021.

Retail Value Inc.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2021	December 31, 2020	December 31, 2019
Capital Structure
Market Value Per Share	$21.75	$14.87	$36.80

Common Shares Outstanding	21,103	21,083	19,052
Common Shares Equity	$458,995	$313,508	$701,119

Redeemable Preferred Equity	$190,000	$190,000	$190,000

Bank Debt	$0	$0	$0
Mortgage Debt	$214,545	$354,202	$674,331
Less: Cash (including restricted cash)	$126,233	$172,788	$183,294
Net Debt	$88,313	$181,415	$491,037

Total Market Capitalization	$737,308	$684,923	$1,382,155

Debt Detail
	June 30, 2021	Maturity Date (1)	Contractual Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($30m)	$0	02/22	L + 130

Mortgage Debt (3)
Mortgage Debt - Class A	$0
Mortgage Debt - Class B	$0
Mortgage Debt - Class C	$169,245
Mortgage Debt - Class HRR	$45,300
Total Mortgage Debt (4)	$214,545	03/24	L + 438

Debt Subtotal	$214,545

Unamortized Loan Costs, Net	($7,302)
Total Debt	$207,243

Rate Type
Fixed	$0	0.0 years	0.00%
Variable	$214,545	2.7 years	4.48%
	$214,545	2.7 years	4.48%

Mortgage Debt Yield
	June 30, 2021	December 31, 2020	December 31, 2019
Adjusted Net Cash Flow	$51,152	$90,389	$99,639
Mortgage Loan Balance (5)	$214,545	$656,943	$961,640
Debt Yield	23.84%	13.76%	10.36%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR; as of June 30, 2021 1M LIBOR .1%.
(3) Excludes loan fees and unamortized loan costs.
(4) LIBOR subject to a 3.0% cap.
(5) As defined in mortgage loan agreement.

Retail Value Inc.

Property List

As of June 30, 2021

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF (1)	Leased Rate %	Anchor Tenants (1)
Continental U.S. Assets

1	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	216	407	$12.66	93.1%	Bed Bath & Beyond, Best Buy, Chuck E Cheese (U), Michaels, Target (U)
2	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	262	350	$12.54	96.9%	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
3	Crossroads Center(3)	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	555	591	$12.15	92.2%	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Michaels, Ross Dress for Less, T.J. Maxx
4	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	175	393	$19.12	91.5%	Dick's Sporting Goods, Walmart (U)
5	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	840	840	$13.27	95.6%	Best Buy, BJ's Wholesale Club, Books-A-Million, Burlington, Christmas Tree Shops, Dick's Sporting Goods, Gabe's, Kohl's, Michaels, PetSmart, Staples, Target
6	Great Northern Plaza	Cleveland-Elyria, OH	North Olmsted	OH	630	669	$13.10	81.7%	Best Buy, Big Lots, Burlington, Home Depot, Jo-Ann, Marc's, PetSmart
7	Peach Street Marketplace(2)	Erie, PA	Erie	PA	716	1,001	$10.15	89.2%	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
8	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	385	393	$15.96	78.8%	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
		Continental U.S. Total			3,779	4,644

Puerto Rico Assets - Under contract

1	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	259	259	$14.42	93.3%	Selectos Supermarket, Walmart
2	Plaza Fajardo	Fajardo, PR	Fajardo	PR	274	274	$15.21	90.1%	Econo, Walmart
3	Plaza Walmart	Guayama, PR	Guayama	PR	164	164	$9.00	89.6%	Walmart
4	Plaza del Atlántico(4)	San Juan-Carolina-Caguas, PR	Arecibo	PR	223	223	$11.48	79.5%	Capri, Kmart (dark)
5	Plaza del Sol(4)	San Juan-Carolina-Caguas, PR	Bayamon	PR	598	710	$29.91	94.3%	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Pep Boys, Walmart
6	Plaza Río Hondo(4)	San Juan-Carolina-Caguas, PR	Bayamon	PR	556	556	$23.58	93.7%	Best Buy, Caribbean Cinemas, Kmart (dark), Marshalls Mega Store, Pueblo, T.J. Maxx
7	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	525	636	$14.61	94.2%	Caribbean Cinemas, Home Depot (U), OfficeMax, Sam's Club, Walmart
8	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	313	339	$8.65	93.7%	Caribbean Cinemas (U), Walmart
9	Plaza del Norte(4)	San Juan-Carolina-Caguas, PR	Hatillo	PR	626	642	$17.80	92.2%	Burlington, Caribbean Cinemas, Econo Supermarket, JCPenney, OfficeMax, Rooms To Go, Sears (dark), T.J. Maxx
		Puerto Rico Total			3,537	3,803

Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
(1) Based upon commenced occupancy as of June 30, 2021
(2) A portion of this asset is subject to a ground lease.
(3) Asset is subject to a ground lease.
(4) Indicates Mall or partial Mall asset

Retail Value Inc.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes expansions and re-tenanting.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 31.5 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Retail Value Inc.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers.  Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	Interest expense incurred during construction is capitalized and depreciated over the building life.

Retail Value Inc.

Non-GAAP Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.  The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges and income recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and income that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt and transaction costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and income may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and income are non-recurring.  These charges and income could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance and (iii) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Retail Value Inc.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. Reconciliation of 2021 projected NOI to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Retail Value Inc. 3300 Enterprise Pkwy. Beachwood, OH 44122 P.216.755.5500 F. 216.755.1500 www.retailvalueinc.com